Exhibit 32.5

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Annual Report on Form 10-K for the Geodyne Institutional/Pension Energy Income Limited Partnership P-6 ("Issuer") for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

      Dated this 26th day of March, 2004.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    LIMITED PARTNERSHIP P-6
                                    ("Issuer")

                                    //s// Dennis R. Neill
                                    -----------------------------------
                                    Dennis R. Neill
                                    President (Chief Executive Officer)

                                    //s// Craig D. Loseke
                                    -----------------------------------
                                    Craig D. Loseke
                                    Chief Accounting Officer
                                    (Chief Financial Officer)